UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ________________________________________________________
FORM 8-K
 ________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 10, 2021

________________________________________________________
FLEETCOR Technologies, Inc.
________________________________________________________
(Exact name of registrant as specified in its charter)
  _______________________________________________________

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2021, the Company held its 2021 Annual Meeting of Stockholders (the "Annual Meeting"). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 77,205,630 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the stockholders.

I. Elect seven directors nominated by the Board of Directors for a one-year term:

NOMINEES

Steven T. Stull
FOR: 66,997,517
AGAINST: 6,319,568
ABSTAIN: 72,569
BROKER NON-VOTES: 3,815,976

Michael Buckman
FOR: 72,428,305
AGAINST: 946,687
ABSTAIN: 14,662
BROKER NON-VOTES: 3,815,976

Thomas M. Hagerty
FOR: 43,743,690
AGAINST: 29,634,346
ABSTAIN: 11,618
BROKER NON-VOTES: 3,815,976

Mark A. Johnson
FOR: 70,771,038
AGAINST: 2,606,983
ABSTAIN: 11,633
BROKER NON-VOTES: 3,815,976

Archie L. Jones, Jr.
FOR: 72,910,744
AGAINST: 464,170
ABSTAIN: 14,740
BROKER NON-VOTES: 3,815,976

Hala G. Moddelmog
FOR: 66,702,692
AGAINST: 6,672,298
ABSTAIN: 14,664
BROKER NON-VOTES: 3,815,976

Jeffrey S. Sloan
FOR: 72,316,246
AGAINST: 946,483
ABSTAIN: 126,925
BROKER NON-VOTES: 3,815,976

II. Ratify the selection of Ernst & Young LLP as FLEETCOR’s independent auditor for 2021:

FOR: 76,732,313
AGAINST: 462,850
ABSTAIN: 10,467
BROKER NON-VOTES: 0

III. Advisory vote to approve named executive officer compensation:

FOR: 71,448,456
AGAINST: 1,927,269
ABSTAIN: 13,929
BROKER NON-VOTES: 3,815,976

IV. Stockholder proposal for the right of stockholders to act by written consent:

FOR: 42,576,772
AGAINST: 30,792,313
ABSTAIN: 20,569
BROKER NON-VOTES: 3,815,976

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETCOR Technologies, Inc.

June 16, 2021	By: /s/ Daniel Fishbein
Name: Daniel Fishbein
Title: General Counsel

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).